Exhibit 10.90

Notice of Conversion

To:

VCampus Corporation

1850 Centennial Park Drive

Suite 200

Reston, Virginia 20191

Attention:  Christopher L. Nelson, Chief Financial Officer

From:

Name of Preferred Stockholder:

Class and Number of Preferred Shares Being Converted:

Series C:
Series D:
Series E:
Series F:
Series F-1:
Series F-2:
Series G:

In consideration for the agreement by VCampus Corporation (“VCampus”) to issue warrants as provided herein, and pursuant to the conversion terms and procedures set forth in the Certificate of Designations of each applicable class of VCampus preferred stock, the undersigned stockholder hereby exercises its right to convert all of its shares of VCampus preferred stock, as identified above (the “Designated Preferred Shares”), into shares of the common stock of VCampus, effective immediately; provided, however, that with respect to any shares of VCampus Series G preferred stock held by the undersigned, VCampus shall only be required to issue, on a pro rata basis upon the conversion thereof, the maximum number of shares of common stock then permitted by the rules of the Nasdaq SmallCap Market (hereinafter, the “Exchange Cap,” which equals 19.9% of the shares outstanding at the time of the Series G financing); provided further, however, that both VCampus and the undersigned hereby agree that all shares of Series G preferred stock held by the undersigned which are not currently being converted hereunder because of the Exchange Cap shall automatically convert into common stock pursuant to the applicable conversion terms set forth herein immediately upon approval of the Series G financing by the stockholders of VCampus.  VCampus plans to solicit stockholder approval for the Series G financing at its 2003 annual meeting, currently scheduled for June 2003.  Any and all rights and preferences of preferred stockholders of VCampus existing under the applicable Certificate of Designations or otherwise relating to ownership of the Designated Preferred Shares being converted hereunder, including any future dividends and anti-dilution protections, shall terminate effective immediately upon the applicable conversions effected hereby.

Upon execution and delivery of this Conversion Notice, and as a condition to the issuance and sale of the shares of the VCampus common stock upon conversion of the Designated Preferred Shares pursuant hereto, the undersigned delivers and surrenders herewith all stock certificates representing the Designated Preferred Shares, and VCampus shall promptly thereafter deliver to the undersigned certificates representing the common stock issued in exchange.  Unless otherwise requested in writing by the undersigned, VCampus will hold in trust certificates representing the unconverted portion of any shares of Series G preferred stock until the date of its 2003 annual stockholders meeting, following stockholder approval at which such certificates will be cancelled and exchanged for common stock as provided herein. In the event any preferred certificate has been lost, stolen or destroyed, VCampus shall issue in exchange for such lost, stolen or destroyed preferred certificates, the shares of common stock available upon conversion thereof, subject to execution by the holder thereof and delivery to VCampus of an affidavit and indemnity of such loss, theft or destruction, in the form attached hereto.

VCampus Agreement to Issue Warrants

Subject to approval by the VCampus Board of Directors, in consideration for the conversion by the undersigned of shares of preferred stock into common stock of VCampus as provided herein, VCampus agrees to issue a 5-year warrant to the undersigned, in substantially the form attached hereto as Exhibit A, to purchase a number of shares of VCampus common stock equal to 20% of the number of shares of common stock issuable to the undersigned upon the conversion of the undersigned’s preferred stock as provided herein, at a per share exercise price equal to [40% premium to average closing sale price of the common stock on Nasdaq over the five most recent trading days prior to conversion].

Issuance and Delivery Instructions:

Please issue and deliver certificates for the shares of VCampus common stock being issued hereunder as follows:

Issued in the name of:

Delivered to the following address:

Preferred Stockholder Signature:

(Name)

By:

Name:

Title:

Acknowledged, agreed to and accepted:

VCampus Corporation

By:

Name:

Title:

AFFIDAVIT OF LOST CERTIFICATE

The undersigned, being duly sworn, deposes and says as follows:

3.                                       That the undersigned is the sole owner and record holder of
                             (                   ) shares of Series               Preferred Stock (the “Shares”) of VCampus Corporation, a Delaware corporation (the “Company”), which Shares were represented by Stock Certificate No.         (hereinafter, the “Certificate”).

3.                                       That the undersigned has never endorsed, delivered, transferred, assigned or otherwise disposed of the Certificate in any manner that would give any other person any interest therein; that the undersigned has searched diligently for the Certificate but has been unable to locate the same; that the Certificate has been lost, destroyed or stolen; and that the undersigned was the unconditional owner of the Certificate at the time of loss.

3.                                       In order to induce the Company to accept this Affidavit of Lost Certificate in lieu of the surrender of the Certificate, the undersigned agrees: (a) to indemnify, defend and save harmless the Company, and its shareholders, directors, officers and agents from any and all claims, loss, damage or liability whatsoever arising out of or related in any manner to the lost or destroyed Certificate and arising out of the acceptance of this Affidavit of Lost Certificate, and (b) to promptly deliver or cause the Certificate to be delivered to the Company in order to be cancelled in the event that the Certificate is found or comes under the control of the undersigned or its agents.

Dated:                           , 2003

By:
Name:
Title:

Exhibit A

Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

WARRANT TO PURCHASE COMMON STOCK

of

VCAMPUS CORPORATION

This Warrant (the “Warrant”) is issued to                         or his permitted assigns (“Holder”) by VCampus Corporation, a Delaware corporation (the “Company”), on June 6, 2003 (the “Warrant Issue Date”) in consideration of the Holder’s conversion of preferred stock into common stock, receipt of which consideration is hereby acknowledged.

1.             Purchase Shares.  Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to                  shares of Common Stock of the Company (the “Warrant Shares”) at the Exercise Price (defined below), subject to adjustment as provided in Section 8 (and subject to adjustment as provided in Section 5 in the event the Holder elects the “cashless exercise” procedure in Section 5).

2.             Exercise Price.  The purchase price for the Shares shall be $3.85 per Warrant Share, as adjusted from time to time pursuant to Section 8 hereof (the “Exercise Price”).

3.             Exercise Period.

(a)           This Warrant shall be exercisable commencing immediately upon issuance and ending at 5:00 p.m. on the earlier of: (i) the fifth anniversary of the Warrant Issue Date; or (ii) fifteen (15) days after the Company notifies the Holder in writing that the average closing bid price of the Company’s Common Stock on its Principal Market for twenty (20) consecutive trading days was a price equal to at least three (3) times the Exercise Price.

(b)           Notwithstanding any other provision herein, the Company shall not be obligated to issue any Warrant Shares upon exercise of this Warrant if and to the extent the issuance of such Warrant Shares would exceed the number of shares of the Company’s Common Stock (the “Exchange Cap”) then permitted to be issued without violation of the rules or regulations of the Principal Market, except that such limitation shall not apply in the event that the Corporation obtains the approval of its stockholders as required by applicable rules and regulations of the Principal Market for issuances of the Company’s Common Stock in excess of the Exchange Cap.  If and to the extent the Exchange Cap applies, no Holder shall be issued, upon exercise of this Warrant, shares of Common Stock in an amount greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the number of Warrant Shares originally obtainable upon exercise of this Warrant and the denominator of which is the aggregate amount of all Warrant Shares obtainable upon exercise by all holders of warrants of like tenor issued in connection with the conversion of preferred stock into common stock of the Company (the “Cap Allocation Amount”).  In the event that any Holder shall sell or otherwise transfer all or a portion of this Warrant, the transferee shall be allocated a pro rata portion of such Holder’s Cap Allocation Amount.  In the event that a requested exercise would violate the aforementioned rules, the Corporation agrees to undertake best efforts to obtain such approval within 180 days of such request for exercise.  For the purposes of this Warrant, “Principal Market” shall mean the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, or the Nasdaq Smallcap Market, whichever is at the applicable time the principal trading exchange or market for the Company’s Common Stock, based upon share volume.

4.             Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(a)           the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

(b)           the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

5.             Net Exercise.  In lieu of exercising this Warrant pursuant to Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of Warrant Shares computed using the following formula:

Y (A - B)

X =                 A

Where:         X =          The number of Warrant Shares to be issued to the Holder pursuant to this net exercise;

Y =          The number of Warrant Shares in respect of which the net issue election is made;

A =         The fair market value of one Warrant Share at the time the net issue election is made;

B =          The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one Warrant Share as of a particular date shall be determined as follows:  (i) if traded on a securities exchange or through the Nasdaq National Market or the Nasdaq SmallCap Market, the value shall be deemed to be the average of the closing sale prices of the securities on such exchange over the five (5) trading day period ending one day prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the five (5) trading day period ending one day prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

6.             Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) days of the delivery of the subscription notice.

7.             Issuance of Shares.  The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

8.             Adjustment of Exercise Price and Kind and Number of Shares.  The number and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)           Subdivisions, Combinations and Other Issuances.  If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, (ii) issue additional shares of its Common Stock or other equity securities as a dividend with respect to any shares of its Common Stock, or (iii) declare a cash dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock or cash dividend, or proportionately decreased in the case of a combination.  Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same.  Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)           Reclassification, Reorganization and Consolidation.  In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in Section 8), the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change.  In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

(c)           Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

(d)           Issuance of New Warrant.  Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Holder shall have the right to receive a new warrant reflecting such adjustment upon the Holder tendering this Warrant in exchange.  The new warrant shall otherwise have terms identical to this Warrant.

9.             No Impairment.  Pursuant to the terms and conditions of this Warrant, the Company shall: (i) reserve an appropriate number of shares of the Company’s Common Stock to facilitate the issuance of shares to Holder pursuant to this Warrant, (ii) not amend its articles or take any other action that would materially impair Company’s ability to comply with the terms of the Warrant or otherwise unfairly impair the rights of the Holder, and (iii) provide Holder with reasonable notice before Company undertakes any significant corporate action that would have a material impact upon Holder’s rights under the Warrant or upon the rights of the holders of Common Stock generally.

10.           Representations and Warranties.  Pursuant to the terms and conditions of this Warrant, the Company represents and warrants that (i) the Company is properly organized and structured  pursuant to all applicable corporate laws of the State of Delaware, (ii) the issuance of this Warrant has been duly authorized by all necessary corporate action of the Company and does not conflict with the terms any of the bylaws, articles of incorporation or material agreements of the Company, and (iii) all reports and other information filed with the United States Securities Exchange Commission were, on the date they were filed,  complete and accurate in all material respects, and do not make any material misstatement or omit to state any facts that are material to the operations, financial results or prospects of the Company.

11.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

12.           No Stockholder Rights.  Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Common Stock issuable on the exercise hereof, including (without limitation) the right to vote such shares of Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.  However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant.

13.           Successors and Assigns.  The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

14.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.  Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any shares of Common Stock purchased under this Warrant at the time outstanding (including securities into which such shares have been converted), each future holder of all such Shares, and the Company.

15.           Notices.  All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail.  Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing).  Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

16.           Attorneys’ Fees.  If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.

17.           Captions.  The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

18.           Governing Law.  This Warrant shall be governed by the laws of the State of Delaware as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

IN WITNESS WHEREOF, VCampus Corporation caused this Warrant to be executed by an officer thereunto duly authorized.

VCAMPUS CORPORATION

By:

Name:

Address: 1850 Centennial Park Drive, Suite 200
Reston, Virginia 20191

Fax Number: (703) 654-7311

NOTICE OF EXERCISE

To:

The undersigned hereby elects to [check applicable subsection]:

☐                                    (a)           Purchase                 shares of Common Stock of                , pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

OR

☐                                    (b)           Exercise the attached Warrant for [all of the shares] [                of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANTHOLDER:

Address:

Date:

Name in which shares should be registered: